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                                                                  Exhibit 10.40



                           TIE/COMMUNICATIONS, INC.

                      RETIREMENT AND SAVINGS STOCK TRUST




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                           TIE/COMMUNICATIONS, INC.

                      RETIREMENT AND SAVINGS STOCK TRUST



     THIS AGREEMENT is made this 3rd day of January, 1995 by and between TIE/COMMUNICATIONS, INC. (the "Company") and NEAL L. BREES as trustee (the "Trustee").

                             R E C I T A L S :

     A.   The Company established the TIE/Communications, Inc.
Retirement and Savings Plan (the "Plan") in order to provide for a covenient manner for eligible employees to save and invest in the event of their retirement, disability or death.

     B. The Company established the TIE/Communications, Inc. Retirement and Savings Plan Trust with the CG Trust Company (the "CG Trust") in order to implement the Plan. However, the Company desires to have Company stock held as an asset of the Plan separately from the CG Trust and therefore desires to establish the TIE/Communication, Inc. Retirement and Savings Stock Trust (the "Trust") primarily to hold Company common stock for the Plan.

     C. The Company has appointed the Trustee to serve as trustee hereunder and the Trustee has agreed to continue to serve in such capacity under the Trust herein.

     In consideration of the mutual covenants of the parties hereto, the Trust is hereby restated in its entirety as follows as of the date first above written:


                                 ARTICLE I

                     THE TRUST FUND AND ADMINISTRATION

     SECTION 1.01. EXEMPT STATUS OF TRUST. This Trust is established as a trust exempt from tax in accordance with Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Until advised otherwise, the Trustee may conclusively assume that this Trust is qualified and tax exempt under the Code. Contributions are to be made to the Trust Fund as herein provided. Such contributions are to be made for the purpose of providing benefits to the Participants, or their Beneficiaries, under the Plan. The Trust Fund is to be accumulated by the Trustee in accordance with the Plan herein specified of which this Trust Agreement is a part, and for the expenses of the Trust, if not paid by the Company, as herein provided. No portion of the corpus or


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earnings of the Trust Fund can be used for, or diverted to, purposes other than for the exclusive benefit of employees of the Company or their Beneficiaries.

     SECTION 1.02. TRUSTEES. There shall be one Trustee hereunder, subject as herein provided. The Trustee above named has been duly appointed by the Company. In the event that any vacancy is created in the office of Trustee, the Company may appoint a successor Trustee or, by notice to each remaining Trustee, may reduce or enlarge the number of persons serving as Trustee. If there are more than two persons serving as Trustee hereunder, they shall act by majority vote. During any vacancy in the office of Trustee hereunder, irrespective of how long such vacancy shall continue, the remaining persons serving as Trustee hereunder shall have and exercise all the titles, powers, authorities and discretion given herein to the Trustee. The Company may appoint additional persons as Trustee hereunder at any time, or a single corporate Trustee or a corporate co-Trustee. Any such corporate co-Trustee shall have such of the powers of the Trustee herein set forth as shall be agreed upon between the Company and such corporate co-Trustee at any time acting hereunder. Except as herein provided with respect to a corporate co-Trustee, the persons serving as Trustee at any time acting hereunder shall have and exercise all the titles, powers, authorities and discretion herein given to said named Trustee.


                                ARTICLE II

                              GENERAL POWERS

     SECTION 2.01. POWERS OF TRUSTEE. In addition to the powers conferred by law upon trustees, and not by way of limitation thereof, but subject to the limitation on the power of any Trustee with respect to any life insurance contracts on the Trustee's life set forth in the Plan, the Trustee is hereby authorized, at any time or from time to time, to exercise the following powers or to refrain from exercising any of such powers with the care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and like aims:

          (a) to hold, manage, improve, repair and control all property, real or personal, at any time forming a part of the Trust Fund; to continue to hold any or all property, real or personal, received by the Trustee as a part of the Trust Fund or as an addition to the Trust Fund, even though the same be of a character other than that prescribed by law for the investment of trust funds;


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          (b)  to sell or offer to sell for cash, credit or
     installments at public or private sale, to grant options to purchase, and to convey or exchange any and all of the property at any time forming a part of the Trust Fund, or any life estate, term of years, remainder or reversion therein for such price, including property of equivalent value (whether or not of like kind or similar use, and including life estates, terms of years, remainders or reversions), and upon such terms as the Trustee shall determine;

          (c) to lease or license the use of any tangible or in-tangible personal property at any time forming a part of the Trust Fund upon such terms as the Trustee shall determine;

          (d) to borrow money, to extend or renew any existing indebtedness and to mortgage or pledge any property at any time forming a part of the Trust Fund;

          (e) to settle, compromise, contest, agree to arbitrate and be bound thereby, extend the time for payment or abandon claims (including claims for taxes or penalties) or demands in favor of or against the Trust Fund or any part thereof; to reduce the interest rate upon any indebtedness to the Trust Fund when the Trustee shall deem such to be for the best interests of the Trust Fund; to consent to the extension of the period of limitations on assessment of any tax or penalty; to execute any contract, waiver, release, closing agreement, settlement or stipulation in connection with the above;

          (f) to sell, convey, release, mortgage, encumber, lease, partition, improve, manage, insure against loss, protect and subdivide any real estate, interests therein or parts thereof; to dedicate for public use, to vacate any subdivisions or parts thereof, to resubdivide, to contract to sell, to grant options to purchase, to sell on any terms; to convey, to mortgage, pledge, or otherwise encumber said property, or any part thereof; to lease said property or any part thereof from time to time, in possession or reversion, by leases to commence in PRAESENTI or IN FUTURO and upon any terms and for any period of time, and to renew or extend leases; to amend, change or modify the terms and provisions of any leases and to grant options to lease and options to renew leases and options to purchase the whole or any part of the reversions; to partition or to exchange said real property, or any part thereof, for other real or personal property; to grant easements or charges of any kind, to release, convey or assign any right, title or interest in or about or easement appur-tenant to said property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on said premises; to purchase or hold real estate, improved or unimproved, or any reversion in real estate


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     subject to lease; to insure the Trustee and any person having an interest in or responsibility for the care, management or repair of such property against such risks as the Trustee deems advisable, and to charge the premiums therefor as an expense of the Trust Fund; to direct, or to authorize any other person to direct, the trustee of any land trust of which the Trust Fund is a beneficiary to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; to execute assignments of all or any part of the beneficial interest in such land trust;

          (g) to abandon any property, real or personal, which the Trustee shall deem to be worthless or not of sufficient value to warrant keeping, protecting or maintaining, to abstain from the payment of installments due on purchase contracts or mortgages, taxes, water rates, assessments, repairs and maintenance with respect to any such property; to permit any such property to be lost by foreclosure, tax sale or other proceedings; to convey any such property for a nominal consideration or without consideration; to permit the expiration of any renewal, sale, exchange or purchase option with respect to any property or lease thereof;

          (h) to purchase or otherwise acquire, or to invest, re-invest or refrain from investing the Trust Fund wholly or par-tially in common stock or in any other securities or other type or types of assets (without regard to whether such shall be listed on any stock exchange or other public market, registered with any securities commissions or similar bodies or subject to contractual, legal or other restrictions, including "investment letter" restrictions), including but not limited to bonds, notes, debentures, mortgages, preferred stocks, puts or calls, voting trust certificates, beneficial interests in land trusts, interests or shares in common trust funds, mutual funds, "open-end" or "closed-end" investment funds or trusts, real estate investment trusts or savings and loan or building and loan associations, oil, gas or other mineral interests or natural resources, motion picture, radio, television or CATV productions, programming and licenses, livestock or other animals, commodities, foreign exchange, or other property or undivided interests in property as the Trustee may deem advisable without being limited by any statute or rule of law regarding investments by trustees, PROVIDED, THAT no investment shall be made in any asset which is outside of the jurisdiction of the United States Federal District Courts; and in that connection, without limiting the generality of the foregoing, to invest the Trust Fund or any part thereof in any partnership, limited partnership, joint


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     venture, association, joint stock company or Massachusetts trust and to have and to exercise all powers of management and participation in the management necessary and incident to a membership in such partnership, limited partnership or other venture, including the making of any election available under any tax law by such partnership or venture, and at any time to participate in the incorporation of any such partnership or venture; to open accounts, margin or otherwise, with brokerage firms, banks or others, to invest the funds of the Trust Fund in and to conduct, maintain and operate such accounts directly or through an agent for the purchase, sale and exchange of commodities, stocks, bonds and other securities, and in connection therewith, to borrow money, obtain guarantees, and engage in all other activities necessary or incidental to conducting, maintaining and operating such accounts;

          (i) to purchase or otherwise acquire, for cash, credit or installments, or to invest in, reinvest in, retain or continue for an indefinite term, any business or business interests, as shareholder, creditor, partner, proprietor, or otherwise, even though it may be closely or privately held; to participate in the conduct of such business or to rely upon others to do so, and to take or delegate to others the discretionary power to take any action with respect to its management and affairs which an individual could take as owner of such business, including the voting of stock, and the determination of all questions of policy; to take possession of the assets of such business, and to exercise complete control and management of such business, and in connection therewith to enter into and perform contracts, commitments, orders and engagements; to incur expenses and debts in connection with the conduct and operation of such business, and to pay and discharge such expenses and debts; to join in and execute partnership agreements and amendments thereto; to participate in any incorporation, reorganization, merger, consolidation, recapitalization, liquidation or dissolution of such business or any change in its nature and to retain and continue such changed or successor business; to invest additional capital in, subscribe to or buy additional stock or securities of or to make or guarantee new or increased secured, unsecured or subordinated loans to any business, with trust funds; to rely upon the reports of certified public accountants as to the operations and financial condition of any business, without independent investigation; to elect, employ and compensate directors, officers, employees or agents of any business, who may include the Trustee or an agent of the Trustee (but no Trustee so elected shall receive any compensation therefor); to deal with an act for such business in any capacity, including any banking or trust capacity, to sell, pledge or liquidate any interest in such business;


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          (j)  to employ and pay reasonable compensation to such
     agents, contractors, brokers, advisors, trustees, title-holders, escrowees, custodians, depositories, accountants, attorneys, investment counsel, appraisers, insurers and others as may be necessary or desirable in managing and protecting the Trust Fund, and to execute any general or limited direction or power of attorney to reflect such employment;

          (k) to vote, or refrain from voting, any corporate stock either in person or by general or limited proxy, for any purpose, including without limiting the generality of the foregoing, for the purpose of electing any Trustee as a director of any such corporation; to exercise, or refrain from exercising, or to sell any conversion privilege, warrant, option or subscription right with respect to any security forming a part of the Trust Fund; to consent to take any action in connection with and receive and retain any securi-ties resulting from any reorganization, consolidation, merger, readjustment of the financial structure, sale, lease, mortgage, or other disposition of the assets of any corpora-tion or other organization the securities of which may at any time form a part of the Trust Fund; to deposit any securities with or under the direction of a committee formed to protect said securities and to consent to or participate in any action taken or recommended by such committee; to pay all assess-ments, subscriptions and other sums of money which may seem expedient for the protection of the interest of the Trust as the holder of such stocks, bonds or other securities; to enter into an agreement making the Trust liable for a PRO RATA share of the liabilities of any corporation which is being dissolved and in which stock is held, when in the opinion of the Trustee such action is necessary to the plan of liquidation and dissolution of any such corporation; to join in and vote for participation in or modification or cancellation of any restrictive purchase or retirement agreement relating to any partnership interest or corporate stock agreement relating to any partnership interest or corporate stock held as a portion of the Trust Fund; to join in the formation, modification, amendment, extension or cancellation of any voting trust;

          (l) to transfer any real property which may at any time form a part of the Trust Fund into a land trust, for the benefit of the Trust, the trustees of such transferee-trust to be the transferror-Trustees or any other person, persons, corporation, or combination thereof, upon such terms and conditions as the transferror-Trustees shall determine and from time to time to withdraw all or a portion of such property or the proceeds thereof or to revoke such a trans-feree-trust; to cause any securities, bank accounts, safety deposit boxes or vaults or other property, real or personal, which may at any time form a part of the Trust Fund to be


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     issued, held, registered or recorded in any Trustee's
     individual name, or assumed name, either with or without indication of any fiduciary capacity, or in the name of a nominee or in such form that title will pass by delivery;

          (m) to open and maintain one or more savings accounts or checking accounts and to rent one or more safety deposit boxes or vaults with any bank, trust company, safe deposit box company, savings and loan association or building and loan association, public or private, located within the jurisdic-tion of the United States Federal District Courts; to deposit to the credit of such account or accounts all or any part of the funds belonging to the Trust Fund, whether or not such funds may earn interest; from time to time to remove some or all of the items placed in any safety deposit box or vault, or to withdraw a portion or all of the funds so deposited in any such account, any such removal to be carried out by and any such withdrawal to be effected by a check, written direction or other instrument signed by the Trustee or such other person or persons as the Trustee may from time to time authorize; and any such bank or company or association is hereby authorized to allow such person or persons access to such safety deposit box or vault and to pay such check or other instrument and also to receive the same for deposit to the credit of any holder thereof when so signed and properly endorsed without inquiry of any kind, and access when allowed and payments when so made by such bank or trust company or association shall not be subject to criticism or objection by any person concerned or interested in any way in the Trust Fund;

          (n) at any time and from time to time, and subject to revocation at any time, to delegate the authorities, discre-tion and powers, or any of them, herein conferred upon the Trustee, or the custody of any or all property comprising the Trust Fund, to any one or more co-trustees then acting, such delegation and all revocations thereof to be evidenced by an instrument in writing signed, acknowledged and delivered to the co-trustee or co-trustees; to transfer the situs of any or all trust assets to any other place within the jurisdiction of the United States Federal District Courts; to appoint any bank or trust company as substitute trustee as to such assets, and at will to remove (and approve the accounts and give full release and discharge to) any substitute trustee so appointed and to appoint another such substitute trustee or to rescind such appointment;

          (o) to invest in any bond, debenture, note or certifi-cate or other indebtedness of the Company (any of which are referred to in this Subsection (o) as an "obligation"), PROVIDED, THAT such obligation is acquired from the Company and that such acquisition is at a price then paid for a


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     substantial portion of the same issue by persons independent of the Company and, PROVIDED, FURTHER, that immediately following such investment, the Trust does not own more than twenty-five percent (25%) of the aggregate amount of obliga-tions issued in such issue at the time of such investment and that at least fifty percent (50%) of the aggregate amount of such obligations issued in such issue are held by persons independent of the Company;

          (p) if a bank is acting as Trustee, to deposit securi-ties with a clearing corporation; the certificates represent-ing securities, including those in bearer form, may be held in bulk form with, and may be merged into certificates of the same class of the same issuer which constitute assets of other accounts or owners without certification as to the ownership attached; utilization of a book-entry system may be made for the transfer or pledge of securities held by the Trustee or by a clearing corporation; the Trustee shall at all times, however, maintain a separate and distinct record of the securities owned by the Trust Fund;

          (q) if a bank is acting as Trustee, to participate in and use the Federal Book-Entry Account System, a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities;

          (r) to invest all or any part of the assets of the Trust Fund in any collective investment trust which then provides for the pooling of the assets of plans and trusts qualified under Section 401(a) of the Code and exempt from tax under
     Section 501(a) thereof (whether or not such collective investment trust provides for the pooling of assets of other tax-exempt trusts), PROVIDED, THAT such collective investment trust is exempt from tax under the Code; the provisions of the document governing such collective investment trust, as it may be amended from time to time, shall govern any investment therein and are hereby made a part hereof;

          (s) to commingle the assets of the Trust Fund for investment purposes with the assets of any other Trust Fund established by a Related Entity in accordance with Section 401(a) of the Code, PROVIDED, THAT such Trust Fund is exempt from tax pursuant to Section 501(a) of the Code and, PROVIDED, FURTHER, that the assets, income, and expenses of each such Trust Fund are separately accounted for; and

          (t) to make any payment, to receive any money, to take any action and to make, execute and deliver and receive any contract, deed, instrument or document which may be deemed necessary or advisable to exercise any of the foregoing powers or to carry into effect any provision herein contained; in


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     addition to the powers enumerated hereinabove, to do all other acts which in the judgment of the Trustee are necessary or desirable for the proper administration of the Trust Fund.

     SECTION 2.02. LITIGATION BY PARTICIPANTS. To the extent permitted by applicable law, the Trustee shall be indemnified by the Company against any and all liabilities, settlements, judgments, losses, costs, and expenses (including reasonable legal fees and expenses) of whatever kind and nature which may be imposed on, incurred by or asserted against the Trustee by reason of the performance or nonperformance of a Trustee's function if such action did not constitute gross negligence or willful misconduct. Furthermore, the Company agrees to indemnify the Trustee against any liability imposed as a result of a claim asserted by any person or persons under Federal or state law where the Trustee acts in good faith. The foregoing right of indemnification shall be in addition to other rights of the Trustee by law or by reason of insurance coverage of any kind. The Company may, at its own expense, and as allowed by law, settle any claim asserted or proceeding brought against the Trustee when such settlement appears to be in the best interests of the Company. If the Company obtains fiduciary liability insurance to protect the Trustee, the provisions of this Section 2.02 shall be applicable only to the extent that such insurance coverage is insufficient.

     SECTION 2.03. ADVICE OF COUNSEL. The Trustee may consult with counsel, who may be counsel for the Company, in respect to any of the Trustee's duties or obligations hereunder; and the Trustee shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel.

     SECTION 2.04. APPLICATION OF FUNDS. No person dealing with the Trustee shall be obligated to see to the application of money or assets paid or delivered to the Trustee or to inquire into the propriety, necessity or expediency of the Trustee's exercise of his authority hereunder.

     SECTION 2.05. NON-DISCRIMINATION. Neither the Trustee nor the Company shall take any action hereunder which will result in benefiting one Participant or group or Participants at the expense of another, or in discriminating between Participants similarly situated, or in applying different rules or decisions to substan-tially similar sets of facts.

     SECTION 2.06. FEES AND EXPENSES. The fees and expenses of the Trust may be paid from the assets of the Trust Fund to the extent not paid by the Company. If the Trustee is an employee of the Company, then the Trustee shall not be entitled to any compensation for serving as Trustee. If a bank is acting as Trustee, then the bank shall be entitled to reasonable compensation


                                  - 9 -


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for its services as a Trustee, as may be agreed upon from time to time between the Trustee and the Company.


                                ARTICLE III

                            CHANGES IN TRUSTEE

     SECTION 3.01.  RESIGNATION AND REMOVAL OF TRUSTEES.

          (a) Any Trustee appointed hereunder may resign as such by giving at least fifteen days' prior written notice of such resignation to the Company, specifying in such notice the date when such resignation shall take effect; and thereupon such resignation shall, for all purposes, on the date so specified therefor in said notice, become and be in full force and effect and the Trustee so resigning shall thenceforth be discharged, subject as hereinafter provided, from all further duties and obligations hereunder.

          (b) The Company shall have the right, at any time and from time to time, with or without cause, to remove any Trustee then acting hereunder by a written notice thereof to all of the persons serving as Trustee, specifying in such notice the date when such removal shall take effect, and thereupon such removal shall, for all purposes, on the date specified therefor in said notice, become and be in full force and effect and the Trustee so removed shall thenceforth be discharged, subject as hereinafter provided, from all further duties and obligations hereunder.

     SECTION 3.02. RECEIPTS. Upon any such resignation or removal, the resigning or removed Trustee shall be entitled to receive all appropriate receipts for the delivery of properties then held in the Trust Fund, from the Trustee's successor, or if there be more than one Trustee and no successor has been appointed, then from the remaining persons serving as Trustee; PROVIDED, THAT the retiring Trustee shall, on request, execute, acknowledge and deliver to any successor Trustee an instrument or instruments in writing conveying and transferring to such successor Trustee, upon the trusts herein expressed, all the estate and properties constituting the Trust Fund at the time and the rights, powers, duties, discretion and trusts of such predecessor in trust.

     SECTION 3.03. ACCEPTANCE. Any successor Trustee appointed hereunder shall, prior to acting as Trustee hereunder, file an instrument in writing with the Company, signed by such successor Trustee, accepting such appointment, and thereupon, without any further act or conveyance, shall be vested with the title to, and have the right to the possession of, all the estate and properties constituting the Trust Fund at the time, and shall have all the


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rights, duties, powers and discretion of the Trustee's predecessor in trust hereunder.

     SECTION 3.04. ADDRESS. Each Trustee appointed hereunder shall promptly file with the Company, in writing, the Trustee's post office address and each change of such post office address.

     SECTION 3.05. MERGER OF CORPORATE TRUSTEE. In the event that any corporate Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to, another corporation, state or federal, the corporation resulting from such conversion, merger or consolidation, or the corporation to which such sale or transfer shall be made, shall thereupon become and be the corporate Trustee under this Agreement with the same effect as though originally so named.


                                ARTICLE IV

                    REPORTS AND ACCOUNTS OF THE TRUSTEE

     SECTION 4.01.  ANNUAL REPORT.  An annual statement of each
Participant's benefits shall be prepared by the Trustee and delivered as the Company shall from time to time direct.

     SECTION 4.02.  ACCOUNTS OF TRUSTEE.

          (a) Within 210 days after the last day of each Plan Year, the Trustee shall file with the Company, the Participants and the Beneficiaries receiving benefits a written account setting forth all transactions effected by the Trustee subsequent to the end of the period covered by the Trustee's last previous accounting and listing the assets of the Trust Fund at the close of the period covered by such account.

          (b) Upon the expiration of 90 days after the delivery of any such account, such account shall be deemed approved by the Company, the Participants and the Beneficiaries except as to matters, if any, covered by written objections theretofore delivered to the Trustee regarding which the Trustee has not given an explanation satisfactory to the objector, and the Trustee shall be released and discharged as to all items, matters and things set forth in such account which are not covered by such written objections, as if such account had been settled and allowed by a decree of a court having juris-diction regarding such account and of the Trustee, the Company and all persons having or claiming to have any interest in the Trust Fund. The Trustee, nevertheless, shall have the right


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     to have such accounts settled by judicial proceedings, if the
     Trustee so elects.

     SECTION 4.03. FUNDING POLICY. The Trustee shall determine, not less frequently than annually, the Plan's current funding needs and shall communicate such decision to the persons responsible for the Plan's investments.


                                 ARTICLE V

                              NON-ALIENATION

     SECTION 5.01. ALIENATION. No part of or interest in the Trust Fund, or anticipation or payment therefrom, shall be in any manner transferable or assignable, either by the voluntary or involuntary act of any Participant, or Beneficiary, or by operation of law, or be liable or be taken for any debt, liability, contract or other obligation of or claim against any such person; PROVIDED, HOWEVER, that this Section shall not be applicable to Qualified Domestic Relations Orders to the extent required by Section 414 of the Code.


                                ARTICLE VI

                       AMENDMENT AND DISCONTINUANCE

     SECTION 6.01. AMENDMENTS. The Trust Agreement may be amended at any time and from time to time by action of the Company evidenced by an instrument in writing delivered to the Trustee; PROVIDED, HOWEVER, that no such amendment shall impair the rights of any person with respect to such person's beneficial interest in the Trust Fund, as it is then constituted, nor vest in the Company any right, title or interest in or to the assets of the Trust Fund, nor be effective unless, as so amended, shall be for the exclusive benefit of the employees of the Company and their Beneficiaries, except such amendment or amendments as, in the opinion of counsel, may be necessary or advisable to meet the requirements of any statute of the United States or regulation promulgated thereunder; and PROVIDED, FURTHER, that no amendment changing the rights and duties of the Trustee shall become effective without the Trustee's written consent.

     SECTION 6.02. DISCONTINUANCE. While it is intended that the Trust be permanent, the Company reserves the right to terminate the Trust or permanently discontinue contributions to the Trust Fund at any time. Such termination or discontinuance may be effected by a notice in writing delivered to the Trustee in which the effective date of such termination or discontinuance is specified. Such termination or discontinuance shall not terminate this Trust or operate to accelerate any payments or distributions hereunder, and the Trustee shall continue to administer this Trust in accordance with the provisions hereof. On or after the date of delivery of any such notice, or upon permanent discontinuance of contributions to the Trust Fund, or upon partial termination of the Plan (but then only with respect to those Participants whose employment with the Company is terminated incident to such partial termination) with or without notice, all Participants' benefits shall become fully vested. Notwithstanding the foregoing, on and after the date of termination of the Plan or permanent discontinuance of contributions, as aforesaid, the Trustee, in the Trustee's sole discretion, may provide for distributions of the benefits of any Participant at the end of any Plan Year before the occurrence of any of the events otherwise entitling Participant's to distributions under the Plan.


                                ARTICLE VII

                            ABSENCE OF GUARANTY

     SECTION 7.01. ABSENCE OF GUARANTY. Neither the Trustee nor the Company in any way guarantee the Trust Fund from loss or depreciation. While it is the intention of the Company that the Plan be permanent, the Company does not guarantee the continuation thereof or contributions hereto for any Plan Year. All payments to be made under the Plan shall be made solely out of the Trust Fund and neither the Company nor the Trustee in any way guarantee, or shall be personally responsible for, the payment of any amount which may be or become due to any person from the Trust Fund. The Company shall not incur any liability for any act or omission of any Trustee nor shall any Trustee incur any liability for any act or omission of the Company or of another Trustee.


                               ARTICLE VIII

                               MISCELLANEOUS

     SECTION 8.01. INTERPRETATION. Except with respect to any matters herein specified for determination by the Company, any interpretation of the provisions hereof made by the Trustee in good faith shall be binding upon all parties hereto and all persons acquiring or claiming rights in and to the Trust Fund.

     SECTION 8.02 INSPECTION OF RECORDS. No person shall have any right to inspect any records of the Trustee with respect to any person's rights hereunder; provided, however, a Participant shall have the right to inspect records to the extent required by law.

     SECTION 8.03. HEADINGS; GENDER; GOVERNING LAW. Article and section headings are supplied in this Agreement for convenience only and shall be given no legal effect. Any masculine pronoun shall include also the feminine. This Trust Agreement shall be construed in accordance with the laws of the State in which the principal place of business of the Company is located.

     SECTION 8.04.  TRUSTEE PARTICIPANTS.  Anything herein
contained to the contrary notwithstanding:

          (a) The fact that a Trustee hereunder may also be a Par-ticipant shall not limit or impair his right to act hereunder and to benefit from this Trust as freely and with like force and effect as though he were not a Trustee hereunder;

          (b) Any Trustee may at the same time be an owner, officer, director or shareholder of a Related Entity, as well as a Participant, and in any of said capacities shall have the right to act and benefit from this Trust as freely and with like force and effect as though he were not a Trustee hereunder;

          (c) Any action taken hereunder by the Company shall be valid and binding even though at the time of such action any person acting on behalf of the Company shall be a Trustee or Participant; and

          (d) Notwithstanding the foregoing, no Trustee who is also a Participant shall participate in the exercise of any discretion with respect to a determination affecting his rights under the Plan, and any such discretion shall be exercised by, and only by, the remaining persons serving as Trustee; but nothing herein contained shall preclude such person from electing a mode of settlement or designating any Beneficiary under the Plan.

     SECTION 8.05. NOTICES. Any notice which may be desired or may be required to be given hereunder shall be deemed validly given or served if deposited in the United States registered or certified mail, postage prepaid, and addressed as follows:

          (a) If the party to be notified is the Company, at the principal office of the Company;

          (b) If the party to be notified is a Trustee, at the last known post office address of such Trustee theretofore filed pursuant to the provisions hereof.

Any address of any party hereunder may be changed by a notice in writing to the Company duly served in accordance herewith.

     SECTION 8.05. BINDING EFFECT. The provisions hereof shall be binding upon all persons who shall be, become or shall have been, Participants herein as hereinabove provided, their heirs, legal representatives and Beneficiaries, and upon the Trustee and the Trustee's successors, and upon the Company.

     SECTION 8.06. RELIANCE ON COMPANY'S RECORDS. The Trustee shall be fully protected in taking any action indicated by this instrument to be within the scope of the authority of any person which the Trustee in good faith believes to be genuine. The Trustee may rely upon any certificate, statement or other represen-tation made to the Trustee by the Company concerning any fact required to be determined hereunder and specifically, without limitation, any certificate, statement or other representation with respect to employees of the Company, their ages, the history of their employment and their compensation. The Trustee shall incur no liability on account of the payment of any money or the doing of any act in reliance upon any such certificate, statement or other representation. The Trustee shall not be required to take any action with respect to a change in a Participant's status with respect to employment or compensation until the Trustee has been notified of any such change by the Company.

     SECTION 8.07. TAX RELEASES. Prior to making any payment or distribution hereunder to any person, the Trustee may require such releases or other documents from any lawful taxing authority, may require such indemnity from the payee or distributee as the Trustee shall reasonably deem necessary for the Trustee's protection, and may deduct from the amount to which such person may be entitled such amount as, in the Trustee's discretion, the Trustee deems proper to protect the Trustee and the Trust Fund against liability on account of death, succession, estate, inheritance, income or other taxes and out of the money so deducted may discharge any such liability and pay the balance to the person or persons entitled thereto.

     SECTION 8.08.  RETURN OF CONTRIBUTION.

          (a) MISTAKE OF FACT. If a contribution made by the Company to the Trust Fund is made due to a good faith mistake of fact, then within one year of the date of payment of such contribution to the Trust Fund there shall be returned to the Company an amount equal to the excess of (1) the amount of such contribution over (2) the amount which would have been contributed had a mistake of fact not occurred (the "Excess Contribution"). If the share of the profits and losses of the Trust Fund attributable to such Excess Contribution is a net loss, then the amount of such Excess Contribution to be returned to the Company shall be reduced by the amount of such net loss.

          (b) DISALLOWANCE OF DEDUCTION. All contributions made by the Company to the Trust Fund are conditioned upon their deductibility under Code Section 404. If a good faith mistake is made in determining the deductibility of a contribution, then within one year of the date of disallowance of the deduction of such contribution to the Trust Fund, there shall be returned to the Company an amount equal to the excess of
     (1) the amount of such contribution over (2) the amount which would have been contributed had a mistake not occurred in determining the deductibility of such contribution (the "Excess Contribution"). If the share of such Excess Contribu-tion in the profits and losses of the Trust Fund is a net loss, then the amount of such Excess Contribution returnable to the Company shall be reduced by the amount of such loss.

     (c) REVERSION OF EXCESS ASSETS. Notwithstanding anything contained in this Trust to the contrary, upon termination of the Plan, if assets remain in the Trust Fund after all benefits have been paid in accordance with Section 4044(a) of the Employee Retirement Income Security Act of 1974, as amended, then the amount of such excess assets shall be returned to the Company.

     SECTION 9.09.  DEFINITIONS.  Terms used herein and not
otherwise defined shall have the same meaning as set forth in the Plan.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf, and the Trustee, to indicate acceptance, has signed this instrument, all on the date first above written.

                                   TIE/COMMUNICATIONS, INC.



                                   By  /s/ G. N. Benjamin, III
                                      ---------------------------
                                     Its    President & CEO
                                        -------------------------

                                   ACCEPTED:

                                   /s/ NEAL L. BREES
                                   ------------------------------
                                   Neal L. Brees, Trustee